                        APPLIED SIGNAL TECHNOLOGY, INC.

                                 EXHIBIT 10.13

                   AMENDMENTS TO COMMERCIAL CREDIT AGREEMENTS

                          -- REVOLVING LINE OF CREDIT

                             -- TERM DEBT FACILITY

[SANWA BANK CALIFORNIA LOGO]



                    AMENDMENT OF COMMERCIAL CREDIT AGREEMENT


This Amendment of Commercial Credit Agreement ("Amendment") is made and entered into this 1st day of March 1996 by and between SANWA BANK CALIFORNIA (the "Bank") and APPLIED SIGNAL TECHNOLOGY, INC. (the "Borrower") with respect to the following:

This Amendment shall be deemed to be a part of and subject to that certain commercial credit agreement between the parties herein and dated as of June 10, 1993, as it may have been or be amended from time to time, and any and all addenda, riders, exhibits and schedules therein (collectively, the "Agreement"). Unless otherwise defined herein, all terms used in this Amendment shall have the same meanings as in the Agreement. To the extent that any of the terms or provisions of this Amendment conflict with those contained in the Agreement, the terms and provisions contained herein shall control.

WHEREAS, the Borrower and the Bank mutually desire to extend, amend and/or modify the Agreement.

NOW THEREFORE, for value received and hereby acknowledged, the Borrower and the Bank agree as follows:

1.  Extension of Repayment of Principal. The first sentence contained in
Section 2.02 C. of the Agreement is modified to read as follows: "Unless sooner due in accordance with the terms of this Agreement, on March 1, 1997 the Borrower hereby promises and agrees to pay to the Bank in full the aggregate unpaid principal balance of all Advances then outstanding, together with all accrued and unpaid interest thereon".

2. Extension of the Expiration of the Line of Credit Facility. The Expiration Date of the Line of Credit Facility contained in the Agreement, which is currently March 1, 1996, shall be modified and extended to be March 1, 1997.

3. Extension of the Expiration of the Letter of Credit Facility. The Expiration of the Letter of Credit Facility contained in the Agreement, which is currently March 1, 1996 shall be modified and extended to be March 1, 1997 and no Letter of Credit shall expire on a date which is more than 90 days after such date.

4. Deletion of Section 2.04. Section 2.04 of the Agreement is hereby deleted in its entirety and shall be of no further force and effect.

5. Modification of Section 5.14A. Section 5.14A of the Agreement (which was modified by a prior Amendment dated March 1, 1994) is modified to read as follows: "Net Worth. A minimum Effective Tangible Net Worth of not less than $33,000,000.00".

6. Incorporation Into Agreement. On and after the effective date of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Agreement shall mean and be referenced to the Agreement as amended by this Amendment.

7. No Waiver. The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Bank under the Agreement.

8. Confirmation of Other Terms and Conditions. Except as specifically provided in this Amendment, all other terms, conditions and covenants of the Agreement which are unaffected by this Amendment shall remain unchanged and shall continue in full force and effect and the Borrower hereby covenants and agrees to perform and observe all terms, covenants and agreements provided for in the Agreement, as hereby amended.

IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the date first hereinabove written.


BANK:                                  BORROWER:

SANWA BANK CALIFORNIA                  APPLIED SIGNAL TECHNOLOGY, INC.

BY:  /s/  James Rosewater              BY:  /s/ Gary L. Yancey
   ---------------------------            ----------------------------
   James Rosewater, Authorized            Gary L. Yancey, Chief Executive
   Officer                                Officer and President

                                       BY:  /s/ Brian M. Offi
                                          ----------------------------
                                          Brian M. Offi, Chief Financial Officer


                                      (i)

[SANWA BANK CALIFORNIA LOGO]



                    AMENDMENT OF COMMERCIAL CREDIT AGREEMENT


This Amendment of Commercial Credit Agreement ("Amendment") is made and entered into this 1st day of March 1996 by and between SANWA BANK CALIFORNIA (the "Bank") and APPLIED SIGNAL TECHNOLOGY, INC. (the "Borrower") with respect to the following:

This Amendment shall be deemed to be a part of and subject to that certain commercial credit agreement between the parties hereto and dated as of June 10, 1993, as it may have been or be amended from time to time, and any and all addenda, riders, exhibits and schedules thereto (collectively, the "Agreement"). Unless otherwise defined herein, all terms used in this Amendment shall have the same meanings as in the Agreement. To the extent that any of the terms or provisions of this Amendment conflict with those contained in the Agreement, the terms and provisions contained herein shall control.

WHEREAS, the Borrower and the Bank mutually desire to extend, amend and/or modify the Agreement.

NOW THEREFORE, for value received and hereby acknowledged, the Borrower and the Bank agree as follows:

1.  Extension of Repayment of Principal. The first sentence contained in
Section 2.02.C. of the Agreement is modified to read as follows: "Unless sooner due in accordance with the terms of this Agreement, on March 1, 1997 the Borrower hereby promises and agrees to pay to the Bank in full the aggregate unpaid balance of all Advances then outstanding, together with all accrued and unpaid interest thereon".

2. Revised Conversion to Term Loan. The first sentence contained in Section 2.02.I of the Agreement is modified to read as follows: "It is hereby agreed that the Borrower may, by giving written notice to the Bank at least two (2) days prior to March 1, 1997, convert the principal balance outstanding under the Equipment Purchase Facility as of two days after notification to be payable on a term loan basis".

3.  Extension of Expiration of the Equipment Purchase Facility. The
Expiration Date of the Equipment Purchase Facility contained in the Agreement, which is currently March 1, 1996 shall be modified and extended to be March 1, 1997.

4. Revised Net Worth. Section 6.16.A. of the Agreement is modified to read as follows: "Net Worth. A minimum Effective Tangible Net Worth of not less than $33,000,000.00".

5. Incorporation Into Agreement. On and after the effective date of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Agreement shall mean and be referenced to the Agreement as amended by this Amendment.

6. No Waiver. The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Bank under, the Agreement.

7. Confirmation of Other Terms and Conditions. Except as specifically provided in this Amendment, all other terms, conditions and covenants of the Agreement which are unaffected by this Amendment shall remain unchanged and shall continue in full force and effect and the Borrower hereby covenants and agrees to perform and observe all terms, covenants and agreements provided for in the Agreement, as hereby amended.

IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the date first hereinabove written.


BANK:                                   BORROWER:

SANWA BANK CALIFORNIA                   APPLIED SIGNAL TECHNOLOGY, INC.

BY:  /s/  James Rosewater               BY:  /s/ Gary L. Yancey
   ---------------------------             ----------------------------
   James Rosewater, Authorized             Gary L. Yancey, Chief Executive
   Officer                                 Officer and President

                                        BY:  /s/ Brian M. Offi
                                           ----------------------------
                                           Brian M. Offi, Chief Financial
                                           Officer


                                      (i)